UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

November 15, 2012

Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Drive Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2012, National Oilwell Varco, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of $500,000,000 aggregate principal amount of the Company’s 1.35% Senior Notes due 2017 (the “2017 Notes”), $1,400,000,000 million aggregate principal amount of the Company’s 2.60% Senior Notes due 2022 (the “2022 Notes”), and $1,100,000,000 aggregate principal amount of the Company’s 3.95% Senior Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”).

The Notes were issued under an indenture (the “Base Indenture”) dated as of November 20, 2012 between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture between the Company and the Trustee relating to the issuance of the 2017 Notes (the “First Supplemental Indenture”), the Second Supplemental Indenture between the Company and the Trustee relating to the issuance of the 2022 Notes (the “Second Supplemental Indenture”) and the Third Supplemental Indenture between the Company and the Trustee relating to the issuance of the 2042 Notes (the “Third Supplemental Indenture,” together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).

In certain circumstances, the Indenture restricts the Company’s and its subsidiaries’ ability to: (i) enter into sale and leaseback transactions; (ii) incur liens on its principal properties; (iii) merge or consolidate with another entity; or (iv) sell, lease or transfer all or substantially all of its properties or assets to another entity. These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default with respect to the Notes of either series, including:

•	default in any payment of interest on any Note of that series when due, continued for 30 days;

•	default in the payment of principal of or premium, if any, on any Note of that series when due;

•	failure by the Company to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods; and

•	certain events of bankruptcy, insolvency or reorganization of the Company.

If an event of default for any series of Notes issued under the Indenture occurs and continues, the trustee or the holders of not less than 25% in aggregate principal amount of the series affected by such default may declare the unpaid principal of, together with any accrued but unpaid premium or interest on, all the Notes of that series to be due and payable immediately. If the default concerns a breach of the Company’s obligations under the Indenture (failure to perform, or breach of a covenant), then, subject to notice and grace periods, the trustee or the holders of not less than 25% in aggregate principal amount of all series of Notes affected by such default, may declare the unpaid principal of, together with any accrued but unpaid premium or interest on, all the Notes of that series (or of all series) to be due and payable immediately.

Notwithstanding the foregoing, if an event of default relating to bankruptcy, insolvency or reorganization occurs, then all unpaid principal of, together with any accrued but unpaid premium or interest on, all Notes outstanding under the Indenture will automatically become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder.

The 2017 Notes will mature on December 1, 2017, the 2022 Notes will mature on December 1, 2022 and the 2042 Notes will mature on December 1, 2042. Interest is payable on the Notes on June 1 and December 1 of each year, beginning on June 1, 2013.

At any time prior to their maturity, in the case of the 2017 Notes, at any time prior to September 1, 2022 (the date that is three months prior to the maturity date of the 2022 Notes), in the case of the 2022 Notes, and at any time prior to June 1, 2042 (the date that is six months prior to the maturity date of the 2042 Notes), in the case of the 2042 Notes, the Company may redeem some or all of the Notes at the redemption prices specified in the First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture, respectively. At any time on or after September 1, 2022 (the date that is three months prior to the maturity date of the 2022 Notes), in the case of the 2022 Notes, and June 1, 2042 (the date that is six months prior to the maturity date of the 2042 Notes), in the case of the 2042 Notes, the Company may redeem some or all of such Notes at the redemption price equal to 100% of the principal amount of the 2022 Notes or 2042 Notes redeemed, respectively.

The Notes are the Company’s senior unsecured obligations. The Notes will rank equally in right of payment with all of the Company’s existing and future unsubordinated debt, and will rank senior in right of payment to all of the Company’s future subordinated debt.

The offering of the Notes was made pursuant to a Registration Statement on Form S-3 (File No. 333-184953) which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on November 15, 2012. Other material terms of the Notes and the Indenture are described in the prospectus dated November 15, 2012, together with the prospectus supplement dated November 15, 2012 filed with the SEC on November 16, 2012 pursuant to Rule 424(b)(5) under the Securities Act of 1933, which description is incorporated by reference herein.

The foregoing description is a brief summary of the terms of the Underwriting Agreement, the Notes and the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the form of 2017 Note, the Second Supplemental Indenture, the form of 2022 Note, the Third Supplemental Indenture and the form of 2042 Note, copies of which are attached as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, and are incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing certain exhibits as part of this Form 8-K that are to be incorporated by reference in their entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2012, between the Company and the Underwriters.

4.1	Indenture, dated November 20, 2012, between the Company and the Trustee.

4.2	First Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.3	Form of 1.35% Senior Notes due 2017 (included in Exhibit 4.2).

4.4	Second Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.5	Form of 2.60% Senior Notes due 2022 (included in Exhibit 4.4).

4.6	Third Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.7	Form of 3.95% Senior Notes due 2042 (included in Exhibit 4.6).

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL OILWELL VARCO, INC.

By:	/s/ Raymond Chang
Raymond Chang Vice President

Date: November 20, 2012

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2012, between the Company and the Underwriters.

4.1	Indenture, dated November 20, 2012, between the Company and the Trustee.

4.2	First Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.3	Form of 1.35% Senior Notes due 2017 (included in Exhibit 4.2).

4.4	Second Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.5	Form of 2.60% Senior Notes due 2022 (included in Exhibit 4.4).

4.6	Third Supplemental Indenture, dated November 20, 2012, between the Company and the Trustee.

4.7	Form of 3.95% Senior Notes due 2042 (included in Exhibit 4.6).

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).